SECURITIES AND EXCHANGE COMMISSION

                                   Washington, D.C.  20549

                                         FORM 8-K/A

                                       AMENDMENT NO. 1

                              CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 28, 1998
                                        (May 13, 1998)
                                         ----------------------

                    Wellsford Real Properties, Inc.
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          (Exact name of registrant as specified in its charter)

       1-12917                               13-3926898
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(Commission File Number)           (IRS Employer Identification No.)


                                 Maryland
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              (State or other jurisdiction of incorporation)

                  610 Fifth Avenue, New York, New York 10020
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                 (Address of principal executive offices)
                                (Zip Code)


                              (212) 333-2300
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           (Registrant's telephone number, including area code)

The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated April 28, 1998, as set forth below:

Item 7.   Financial Statements, Proforma Financial Information and Exhibits

(a)  Financial Statements

     Saracen Portfolio Financial Statement:

          Independent Auditors' Report of Ernst & Young LLP dated
            April 9, 1998.
          Combined Statement of Revenue and Certain Expenses for the year ended December 31, 1997.

(b)  Proforma Financial Information

     Wellsford Real Properties, Inc. and Subsidiaries Proforma Financial
     Statements:

          Proforma Consolidated Income Statement for the year ended
            December 31, 1997 (unaudited) and related footnotes.

          Proforma Consolidated Balance Sheet as of December 31, 1997
            (unaudited) and related footnotes.

(c)  Exhibits

     None.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Wellsford Real Properties, Inc.
                                        -------------------------------
                                                 (Registrant)

Date May 13, 1998                       By: /s/ Gregory F. Hughes
                                        -------------------------------
                                               Gregory F. Hughes
                                               Chief Financial Officer

                      Combined Statement of Revenues
                           and Certain Expenses

                          The Saracen Properties

                       Year Ended December 31, 1997
                    with Report of Independent Auditors

                          The Saracen Properties

            Combined Statement of Revenues and Certain Expenses


                       Year Ended December 31, 1997




                                 Contents

Report of Independent Auditors . . . . . . . . . . . . . . . . . . 1

Combined Statement of Revenues and Certain Expenses. . . . . . . . 2
Notes to Combined Statement of Revenues and Certain Expenses . . . 3

                      Report of Independent Auditors

Board of Directors and Stockholders
Wellsford Real Properties, Inc.

We have audited the combined statement of revenues and certain expenses of the properties known as 333 Elm Street (Norfolk), Dedham Place Office, 128 Technology Center, 201 University Avenue, 7/57 Wells Avenue, 75/85/95 Wells Avenue (Research Center), 70 Wells Avenue, 160 Wells Avenue, 2331 Congress Street, 60 Turner Street, 74 Turner Street, 150 Wells Avenue, 72 River Park and 100 Wells Avenue (collectively, the "Saracen Properties"), to be acquired by Wellsford/Whitehall Properties, L.L.C., as described in Note 1, for the year ended December 31, 1997. This financial statement is the responsibility of the Saracen Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Wellsford Real Properties, Inc. and is not intended to be a complete presentation of the Saracen Properties' revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses of the Saracen Properties as described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                             ERNST & YOUNG LLP
New York, New York
April 9, 1998

                          The Saracen Properties

            Combined Statement of Revenues and Certain Expenses
                                 (Note 1)

                       Year Ended December 31, 1997




Revenues:
  Base rents                                $18,822,788
  Tenant escalations and reimbursements       1,630,548
  Other income                                  170,996
                                            -----------
Total revenues                               20,624,332
                                            -----------


Certain expenses:
  Property operating expenses                 5,758,196
  Real estate taxes                           2,273,275
  Management fees                               793,910
                                            -----------
Total certain expenses                        8,825,381
                                            -----------

Revenues in excess of certain expenses      $11,798,951
                                            ===========

See accompanying notes.

                          The Saracen Properties

       Notes to Combined Statement of Revenues and Certain Expenses

                       Year Ended December 31, 1997


1. Basis of Presentation

Presented herein is the combined statement of revenues and certain expenses related to the operations of fourteen commercial real estate properties known as 333 Elm Street (Norfolk), Dedham Place Office, 128 Technology Center, 201 University Avenue, 7/57 Wells Avenue, 75/85/95 Wells Avenue (Research Center) 70 Wells Avenue, 160 Wells Avenue, 2331 Congress Street, 60 Turner Street, 74 Turner Street, 150 Wells Avenue, 72 River Park and 100 Wells Avenue (collectively, the "Saracen Properties"). The Saracen Properties are not a legal entity, but are a combination of the operations of the real estate properties owned and managed by the Saracen Companies ("Saracen") and expected to be contributed to Wellsford/Whitehall Properties, L.L.C. ("Wellsford Office") by Saracen, in exchange for operating units of Wellsford Office and cash. Wellsford Real Properties, Inc. has a 50.1% interest in Wellsford Office.

The Saracen Properties are all located in the suburbs of Boston, Massachusetts, with the exception of 2331 Congress Street, which is located in Portland, Maine.

The accompanying financial statement has been prepared in accordance with applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred by Wellsford Office in the proposed future operations of the Saracen Properties. Expenses excluded consist of interest, depreciation, amortization, and general and administrative expenses not directly related to the future operations.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. Lease and Revenue Recognition

The Saracen Properties are being leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. The excess of amounts due pursuant to the underlying leases over amounts recognized on a straight-line basis amounted to approximately $650,000 for the year ended December 31, 1997. Lease agreements for certain of the Saracen Properties contain provisions which provide for reimbursements of real estate taxes and operating expenses over base year amounts, as well as fixed increases in rent.

Prior to September 1, 1997, 70 Wells Avenue was net leased in its entirety to a single tenant user. Commencing September 1, 1997, 70 Wells Avenue was converted to a gross leased property and two tenants signed leases, representing 100% of 70 Wells Avenue's rentable space.

3. Management and Leasing Agreements

The Saracen Properties are managed and leased by an affiliate. The affiliate provides management and leasing services at a rate of 3.75% to 5% of gross cash receipts.

4. Property Operating Expenses

Property operating expenses for the year ended December 31, 1997 include approximately $156,000 for insurance, $3,120,000 for utilities, $139,000 for general and administrative expenses, $2,072,000 in repair and maintenance costs and $271,000 for payroll costs.

5. Related Party Transactions

In addition to management and leasing services, affiliates provide construction services and electrical contracting services to the Saracen Properties. An affiliate leased space from the Saracen Properties in 1997. Rental income earned from this lease approximated $102,000 for the year ended December 31, 1997.

6. Significant Tenants

Three tenants accounted for approximately 23%, 18% and 10% of the combined 1997 base rents on a straight line basis, respectively.

7. Tenants Leases

The Saracen Properties, other than 74 Turner Street, are principally multi-tenant office buildings with leases expiring at various dates over the next sixteen years. 74 Turner Street is a parcel of vacant land adjacent to 128 Technology Center and 60 Turner Street. Minimum future fixed base rents under noncancelable leases as of December 31, 1997 are as follows:


               Year ending December 31:
               1998                   $20,651,000
               1999                    16,858,000
               2000                     9,636,000
               2001                     7,476,000
               2002                     2,827,000
               Thereafter              10,230,000
                                      -----------
                                      $67,678,000
                                      ===========

                      Wellsford Real Properties, Inc.
                  Pro Forma Consolidated Income Statement
                       Year Ended December 31, 1997
                   (In thousands except per share data)
                                (Unaudited)


                                             Saracen
                                            Pro Forma
                              Historical   Adjustments      Pro Forma
                              ----------   -----------      ---------
REVENUE

  Rental income                   $1,291                       $1,291
  Interest income                  7,780          (360) (A)     7,420
  Joint Venture income                15          (470) (B)      (455)
                               ------------------------     ---------

    Total Revenue                  9,086          (830)         8,256
                               ------------------------     ---------

EXPENSES
  Property operating and maint.      241                          241
  Real estate taxes                  106                          106
  General and administrative       3,160                        3,160
  Depreciation                       295                          295
  Interest                             0                            0
  Property management                 18                           18
                               ------------------------     ---------

    Total Expenses                 3,820             0          3,820
                               ------------------------     ---------

Income before income taxes         5,266          (830)         4,436

Provision for income taxes         2,213          (371) (C)     1,842
                               ------------------------     ---------

Net income                        $3,053         ($459)        $2,594
                               ========================     =========

Net income per common
 share, basic                      $0.18                        $0.15
                               ========================     =========

Weighted average common
 shares outstanding               16,922                       16,922
                               ========================     =========

                      Wellsford Real Properties, Inc.
             Notes to Pro Forma Consolidated Income Statement
                       Year Ended December 31, 1997
                                (Unaudited)

(A) Represents one year of interest income on the cash contributed in connection with the acquisition of the Saracen Properties.

(B) Represents one year of operations of the Saracen Properties and related items as follows:

                                 (In thousands)
     Operations                        $12,181  *
     Depreciation expense               (3,163) One year utilizing a 40
                                                year estimated useful life.
     Interest expense - BOB             (2,796) Represents interest on the
                                                $35.8 million draws on the
                                                Bank of Boston term loan
                                                and revolver for one year
                                                at approximately 7.8%
                                                (LIBOR + an average of
                                                2.2%).
     Interest expense - Nomura          (5,498) Represents interest on the
                                                $68.4 million loan from
                                                Nomura Asset Capital Corp.
                                                for one year at 8.035%.
     General and administrative           (516) Represents the asset
                                                management fee payable to
                                                Saracen for one year based
                                                on 2.5% of the gross
                                                revenues of the Saracen
                                                Properties.

     Preferred return                   (1,200) Represents preferred return
                                      --------  payable to Saracen.
                                          (992)
     Company interest                   47.40%  After the issuance of units
                                      --------  to Saracen.
                                         ($470)
                                      ========

* Represents historical operating revenues and expenses of these assets for the year ended December 31, 1997.

(C) Represents the Company's estimated provision for (benefit from) federal and state income taxes at rates of 35% and 15%, respectively.

                      Wellsford Real Properties, Inc.
                   Pro Forma Consolidated Balance Sheet
                             December 31, 1997
                              (In thousands)
                                (Unaudited)


                                              Saracen
                                             Pro Forma
                                Historical  Adjustments    Pro Forma
                                ----------  -----------    ---------

ASSETS
  Real estate assets, at cost:
    Land                            $5,225                    $5,255
    Buildings and improvements      36,338                    36,338
                                -----------------------    ---------
                                    41,563            0       41,563
      Less, accumulated
      depreciation                       0                         0
                                -----------------------    ---------
                                    41,563            0       41,563
    Construction in process         17,178                    17,178
                                -----------------------    ---------
                                    58,741            0       58,741
  Notes receivable                 105,632                   105,632
  Investment in joint venture       44,780        9,009  (A)  53,789
                                -----------------------    ---------
  Total real estate assets         209,153        9,009      218,162

  Cash and cash equivalents         29,895       (9,009) (A)  20,886
  Restricted cash                    7,696                     7,696
  Other assets                       3,230                     3,230
                                -----------------------    ---------

  Total Assets                    $249,974           $0     $249,974
                                =======================    =========

LIABILITIES AND EQUITY

Liabilities:
  Tax exempt mortgage note
   payable                         $14,755                   $14,755
  Mortgage payable                  34,500                    34,500
  Credit facility                    7,500                     7,500
  Other liabilities                  9,763                     9,763
                                -----------------------    ---------

Total Liabilities                   66,518           $0       66,518
                                -----------------------    ---------

Commitments and contingencies         --             --          --

Minority Interest                    2,297                     2,297

Equity:
  Series A 8% Convertible Redeemable
   Preferred Stock, 2,000,000 shares
   authorized - no shares, $.01 par
   value per share, issued and
   outstanding                        --                         --
  Common Stock, 197,650,000 shares
   authorized - 16,656,707 shares,
   $.01 par value per share, issued
   and outstanding                     167                       167
  Class A Common Stock, 350,000
   shares authorized - 339,806,
   $.01 par value per share,
   issued and outstanding                3                         3
  Paid in capital in excess of
   par value                       179,722                   179,722
  Retained earnings                  1,942                     1,942
  Deferred Compensation               (675)                     (675)
                                -----------------------    ---------

Total Equity                       181,159            0      181,159
                                -----------------------    ---------

Total Liabilities and Equity      $249,974           $0     $249,974
                                =======================    =========

                      Wellsford Real Properties, Inc.
               Notes to Pro Forma Consolidated Balance Sheet
                             December 31, 1997
                              (In thousands)
                                (Unaudited)

(A) Represents the Company's capital contribution in connection with the acquisition of the Saracen Properties, including closing costs.